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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2000


                             Medical Resources, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                           Commission File No. 0-20440

        Delaware                                           13-3584552
(State of Incorporation)                       (IRS Employer Identification No.)

125 State Street, Suite 200, Hackensack, NJ                             07601
  (Address of Principal Executive Office)                             (Zip Code)

       Registrant's Telephone Number, Including Area Code: (201) 488-6230



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Item 4. Changes in Registrant's Certifying Accountant

     On October 26, 2000, Medical Resources, Inc. (the "Company") dismissed its independent auditors, Ernst & Young, LLP and appointed Arthur Andersen, LLP as the Company's new independent accountants effective October 27, 2000. The decision to change accountants was recommended and approved by the Company's Audit Committee.

     The reports of Ernst and Young, LLP on the Company's financial statements for the past two (2) years did not contain an adverse opinion or disclaimer of opinion, nor was it otherwise qualified or modified as to uncertainty, audit scope or accounting principles, except that Ernst & Young, LLP's report was modified relative to the uncertainty of the Company's ability to continue as a going concern.

     During the Company's two (2) most recent fiscal years and any subsequent interim period preceding the change in accountants, there were no disagreements with the Company's former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make a reference to the subject matter of such disagreements in connection with their reports.

     The Company has provided a copy of the disclosures contained herein to Ernst & Young, LLP and have requested them to furnish the Company with a letter, addressed to the Commission, stating whether the accountants agree or disagree with the statements made by the Company. The letter is filed as an Exhibit to this Form 8-K in accordance with paragraph (a) (3) of Item 304 of Regulation S-K.

     Prior to the engagement of Arthur Andersen, LLP on October 27, 2000, during the Company's two (2) most recent fiscal years and during any subsequent interim period, neither the Company nor anyone on its behalf has consulted the Company's newly engaged accountants regarding either the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided to the Company that the new accountants concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 7. Exhibits

     16.1  Letter from Ernst & Young LLP, dated October 31, 2000



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Medical Resources Inc.

Date: November 1, 2000                  By: /s/ Christopher J. Joyce
                                            ------------------------------
                                            Name:  Christopher J. Joyce
                                            Title: Co-Chief Executive Officer



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EXHIBIT INDEX

Item No.            Description
--------            -----------
16.1                E&Y letter.